                                                                    EXHIBIT 99.4

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                              Pro Forma
                                                            Historical (a)   Adjustments    Pro Forma
                                                            --------------   -----------    ---------
Total revenue ...........................................      $519,754      $(100,544)(b)  $419,210
                                                               --------      ---------      --------
Operating costs and expenses:
   Cost of sales ........................................       447,535        (84,708)(c)   362,827
   Selling, general and administrative expenses .........        55,422        (15,851)(d)    39,571
   Environmental expense recoveries .....................          (750)            --          (750)
   Restructuring charges, net ...........................          (258)           258 (e)        --
                                                               --------      ---------      --------
   Total operating costs and expenses ...................       501,949       (100,301)      401,648
                                                               --------      ---------      --------
   Operating income .....................................        17,805           (243)       17,562

Other income (expense):
   Other income, net ....................................         5,491             --         5,491
   Interest expense, net ................................       (18,260)         1,357 (f)   (16,903)
                                                               --------      ---------      --------

   Income before income tax provision, minority interest
      and discontinued operation ........................         5,036          1,114         6,150
Income tax provision ....................................         8,590           (631)(e)     7,959
                                                               --------      ---------      --------

   Income before minority interest and
      discontinued operation ............................        (3,554)         1,745        (1,809)
Minority interest .......................................           323           (316)(e)         7
                                                               --------      ---------      --------
   Income from continuing operations ....................      $ (3,231)     $   1,429      $ (1,802)
                                                               ========      =========      ========

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(a)  Historical figures have been restated to reflect the disposition of GfE's prosthetics company in Morsdorf, Germany, on January 1, 2002.

(b)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF ............................   $(144,176)
Adjustment of intergroup activity between the above companies
   and the companies retained by Metallurg.........................      43,632
                                                                      ---------
                                                                      $(100,544)
                                                                      =========

(c)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF ......................   $(128,423)
Adjustment of intergroup activity between the above companies
   and the companies retained by Metallurg.........................      43,715
                                                                      ---------
                                                                      $ (84,708)
                                                                      =========

(d)  Reflects the following:

Expenses of GfE, MIR, FAG and ABF .................................    $(14,287)
Amortization of goodwill relating to GfE ..........................      (1,564)
                                                                       --------
                                                                       $(15,851)
                                                                       ========

(e)  Reflects activity of GfE, MIR, FAG and ABF.

(f)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF .......      $1,251
Reversal of Metallurg's interest income on loans to the above
   companies ......................................................        (871)
Metallurg's interest income on its restructured loan to GfE .......         605
Interest expense, and related amortization of deferred
   issuance costs, on Senior Discount Notes received as
   sale proceeds ..................................................         372
                                                                         ------
                                                                         $1,357
                                                                         ======